Exhibit 10.2

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 17, 2009, by and among ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and those lenders set forth on Schedule 1 to the Facility Agreement (as defined below) (each individually, a “Lender” and together, the “Lenders”).

WHEREAS:

A. In connection with the Facility Agreement by and among the parties hereto of even date herewith (the “Facility Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Lenders Warrants (as defined in the Facility Agreement) in the amount described in the Facility Agreement, where each of the Warrants is exercisable for shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), each upon the terms and conditions and subject to the limitations and conditions set forth in the Warrants, all subject to the terms and conditions of the Facility Agreement; and

B. To induce the Lenders to execute and deliver the Facility Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

1. DEFINITIONS.

(a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrants.

(b) As used in this Agreement, the following terms shall have the following meanings:

(i) “Buyer” means each Lender and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

(ii) “Filing Deadline,” for each Registration Statement required to be filed pursuant to Section 2(a)(i) or Section 2(a)(ii), shall mean a date that is thirty (30) calendar days following the date Warrants are issued pursuant to Section 2.15(a) or Section 2.15(b) of the Facility Agreement, as applicable.

(iii) “Global Limit” means the aggregate limits on the number of shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants, as set forth in Section 13(a) of the Warrants.

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(iv) “Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(v) “Registration Deadline” shall mean the date that is one hundred twenty (120) days after the Filing Deadline.

(vi) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(vii) “Registrable Securities” means (a) any shares of Common Stock issued or issuable upon Exercise of the Warrants (without giving effect to any limitations on exercise set forth in the Warrants, other than the Global Limit), including pursuant to a Cash Exercise, a Cashless Exercise or a Cashless Major Exercise, (b) any shares of capital stock issued or issuable as a dividend or other distribution on or in exchange for or otherwise with respect to any of the foregoing and (c) any securities issued or issuable upon any stock split, recapitalization or similar event with respect to the foregoing; provided, however, that no such securities shall be deemed Registrable Securities for purposes of this Agreement to the extent that such securities (A) have been sold to the public under a Registration or pursuant to Rule 144 under the Securities Act; (B) have been sold, transferred or otherwise disposed of by a Person in a transaction in which its rights under this Agreement were not validly assigned pursuant to Section 10 hereof or (C) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the Securities Act.

(viii) “Registration Statement(s)” means a registration statement(s) of the Company under the Securities Act required to be filed hereunder.

(ix) “Trading Day” means any day on which the Common Sock is traded for any period on the NASDAQ Global Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

2. REGISTRATION.

(a) MANDATORY REGISTRATION.

(i) Following the date on which Warrants are issued pursuant to Section 2.15(a) of the Facility Agreement, the Company shall prepare and, on or prior to the Filing Deadline, file with the SEC, a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such other form as is available to effect such a registration) covering the resale of 28,000,000 shares of Registrable Securities (the “Initial Registration Shares”).

(ii) Following the date on which Warrants are issued pursuant to Section 2.15(b) of the Facility Agreement, the Company shall prepare and, on or prior to the Filing Deadline, file with the SEC, a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such other form as is available to effect such a registration) covering the resale of up to 5,600,000 Registrable Securities underlying such Warrants (the “Additional Registration Shares”).

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(iii) After filing each Registration Statement pursuant to Section 2(a)(i) or (ii), the Company shall use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act by the Registration Deadline. If for any reason the SEC does not permit all of the Initial Registration Shares or Additional Registration Shares to be included in the Registration Statement filed pursuant to Section 2(a)(i) or (ii), respectively, then the Company will use commercially reasonable efforts, in consultation with the Staff of the SEC, to as promptly as practical and as allowable under the Securities Act, cause the registration, under a Registration Statement (an “Additional Registration Statement”) pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, of the resale of any Initial Registration Shares or Additional Registration Shares that have not been registered under the applicable Registration Statement filed pursuant to Section 2(a)(i) or (ii).

(iv) Each Registration Statement filed pursuant to this Section 2(a), to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of shares of Common Stock as may be issuable upon exercise of or otherwise pursuant to the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in each Registration Statement filed pursuant to this Section 2(a) shall be without regard to any limitation on a Buyer’s ability to exercise the Warrants, other than the Global Limit. Each Registration Statement filed pursuant to this Section 2(a) (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to each Buyer and its counsel prior to its filing or other submission.

(b) PIGGY-BACK REGISTRATIONS. If at any time after the date hereof and prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their equivalents) (a “Piggyback Eligible Registration Statement”), the Company shall send to each Buyer written notice of such determination and, if within fifteen (15) days after the effective date of such notice, a Buyer shall so request in writing, the Company shall include in such Piggyback Eligible Registration Statement all or any part of the Registrable Securities then outstanding that such Buyer requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Piggyback Eligible Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Piggyback Eligible Registration Statement only such limited portion of the Registrable Securities with respect to which a Buyer has requested inclusion hereunder as the underwriter shall permit;

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PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities held by holders who are not entitled by contract to the inclusion of such securities in such Piggyback Eligible Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities (it being understood, for avoidance of doubt, that the Company shall not be required to exclude any securities subject to the Registration Rights Agreement dated December 24, 2003, among the Company, Mainfield Enterprises, Inc. and Smithfield Fiduciary LLC as amended June 30, 2006, the Settlement Agreement and Release, dated as of June 30, 2006, by and between the Company and Smithfield Fiduciary LLC, and the Exchange Agreement, dated as of August 14, 2008, between the Company and Mainfield Enterprises, Inc. (collectively, the “Existing Agreements”)); and

PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Piggyback Eligible Registration Statement other than holders of securities entitled to inclusion of their securities in such Piggyback Eligible Registration Statement by reason of demand registration rights or under the Existing Agreements. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which a Buyer is entitled to registration under this Section 2(b) is an underwritten offering, then a Buyer shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement and the underwriting agreement in such offering, on the same terms and conditions as other shares of Common Stock included in such underwritten offering (including, without limitation, execution of an agreement with the managing underwriter or agent limiting the sale or distribution such Buyer may make of shares of Common Stock or any securities convertible or exchangeable or exercisable for such shares of the Company, except as part of such registration). Notwithstanding anything to the contrary set forth herein, the registration rights of the Buyers pursuant to this Section 2(b) shall only be available to the extent that the Buyer holds outstanding Registrable Securities that are not registered for resale or issuance pursuant to another effective Registration Statement at the time that the Company files a Piggyback Eligible Registration Statement.

3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

(a) The Company shall (i) prepare and file with the SEC the Registration Statement(s) required pursuant to Section 2(a) above and thereafter use commercially reasonable efforts to cause each such Registration Statement(s) relating to Registrable Securities to become effective as soon as practicable after such filing, and (ii) subject to Section 3(o) hereof, shall use commercially reasonable efforts to keep each such Registration Statement(s) current and effective pursuant to Rule 415 at all times until such date as the Registrable Securities registered thereunder cease to be Registrable Securities (the “Registration Period”), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein), except for information provided by a Buyer or any transferee of a Buyer pursuant to Section 4(a), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

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(b) Subject to Section 3(o) hereof, the Company shall, during the Registration Period, comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by each Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in each Registration Statement, and (ii) the Registrable Securities registered thereunder cease to be Registrable Securities. In the event that the number of Registrable Securities issued or issuable pursuant to the Warrants increases above the Initial Registration Shares or Additional Registration Shares, as applicable, (the date of each such event a “Registration Trigger Date”) such that the number of shares available under the Registration Statements filed pursuant to this Agreement is insufficient to register for resale all of the Registrable Securities issued or issuable upon exercise of or otherwise pursuant to the Warrants, including, without limitation, any additional shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions, without giving effect to any limitations on the Buyers’ ability to exercise the Warrants (other than the Global Limit), the Company shall use commercially reasonable efforts to amend the Registration Statements, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to register for resale the total number of Registrable Securities so issued or issuable and not covered by Registration Statements filed pursuant to this Agreement, as of the applicable Registration Trigger Date, as soon as practicable after the Registration Trigger Date (with the number of additional Registrable Securities based on the Exercise Price of the Warrants, if applicable, and other relevant factors on which the Company reasonably elects to rely). The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(c) The Company shall furnish or otherwise make available to each Buyer and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains material non-public information or information for which the Company has sought or intends to seek confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as a Buyer may reasonably request in order to facilitate the disposition of the Registrable Securities owned by a Buyer. The Company will promptly notify each Buyer by facsimile or email of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable, but no later than five (5) business days, following the later of (i) resolution or clearance of all SEC comments or, if applicable, notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and (ii) the date the Company is notified in writing of any comments (or that there are no comments), to the Company’s request for acceleration, from the single firm designated by the Buyers to review such acceleration request pursuant to Section 3(g).

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(d) The Company shall use commercially reasonable efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as a Buyer shall reasonably request in writing, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction.

(e) Subject to Section 3(o) hereof, as promptly as practicable after becoming aware of such event, the Company shall notify each Buyer who holds Registrable Securities of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its commercially reasonable efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Buyer as such Buyer may reasonably request.

(f) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practical moment and to notify each Buyer who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

(g) The Company shall permit a single firm of counsel designated by the Buyers to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at Buyers’ own cost, a reasonable period of time prior to their filing with the SEC (not less than five (5) business days) and use commercially reasonable efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least (2) business days prior to the expected filing date) and will not request acceleration of such Registration Statement without prior notice to such counsel; provided that the Company shall make the final decision as to the form and content of each such document.

(h) The Company shall use commercially reasonable efforts to cause all the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

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(i) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Initial Registration Statement.

(j) The Company shall cooperate with each Buyer who holds Registrable Securities being offered and the managing underwriter or underwriters as reasonably requested by them with respect to an applicable Registration Statement, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities sold pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or a Buyer may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or a Buyer may request, and, within ten (10) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Buyer) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue such Registrable Securities free of restrictive legends upon the resale of such Registrable Securities pursuant to such Registration Statement.

(k) At the reasonable request of a Buyer, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to make reasonable changes to the plan of distribution set forth in such Registration Statement.

(l) The Company shall not, and shall not agree to, allow the holders of any securities of the Company, other than holders of the Registrable Securities and holders of securities pursuant to the Existing Agreements, to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(a) hereof without the consent of the Buyers. In addition, the Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(a) hereof without the consent of the Buyers.

(m) The Company shall use commercially reasonable efforts to comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC).

(n) If required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) Corporate Financing Department, the Company shall promptly effect a filing with the FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by

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resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until the FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

(o) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay or suspend the effectiveness of any Registration Statement or the use of any prospectus forming a part of the Registration Statement, in its sole discretion, due to the non-disclosure of material, non-public information concerning the Company, the disclosure of which at the time is not in its best interest, in the good faith opinion of the Company (a “Grace Period”); provided, that the Company shall promptly notify each Buyer in writing of the existence of a Grace Period in conformity with the provisions of this Section 3(o) and the date on which the Grace Period will begin (such notice, a “Commencement Notice”); and, provided further, that no Grace Period shall exceed forty-five (45) days, and such Grace Periods shall not exceed an aggregate total of ninety (90) days during any 12-month period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date specified by the Company in the Commencement Notice and shall end on and include the date each Buyer receives written notice of the termination of the Grace Period by the Company (which notice may be contained in the Commencement Notice). The provisions of Sections 3(a)(ii), 3(b) and 3(e) hereof shall not be applicable during any Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Sections 3(a)(ii), 3(b) and 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

(p) Notwithstanding anything to the contrary herein, a delay in the effectiveness of any Registration Statement caused solely by the filing of a request for confidential treatment shall not be deemed a breach of the Company’s obligations set forth herein and in the case of each Registration Statement required to be filed pursuant to Section 2(a)(i) or Section 2(a)(ii), the Registration Deadline shall be deemed extended to the date that is ten (10) business days after the date the SEC agrees to allow confidential treatment pursuant to such request or the date such request is withdrawn by the Company, as applicable.

4. OBLIGATIONS OF THE BUYER. In connection with the registration of the Registrable Securities, each Buyer shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete a Registration pursuant to this Agreement with respect to the Registrable Securities of a Buyer that such Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of a Registration Statement under which Registrable Securities will be registered, the Company shall notify each Buyer of the information the Company requires from such Buyer. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. A Buyer must provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Buyer elects to have any Registrable Securities included in the Registration Statement.

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(b) Each Buyer, by the Buyer’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.

(c) In the event of an underwritten offering pursuant to Section 2(b) in which any Registrable Securities are to be included, each Buyer agrees to enter into and perform such Buyer’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Buyer has notified the Company in writing of the Buyer’s election to exclude all of the Buyer’s Registrable Securities from such Registration Statement.

(d) Each Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e), 3(f) or 3(o), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) or notice from the Company of the termination of the Grace Period, and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(e) Each Buyer agrees that it will not effect any disposition or other transfer of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or pursuant to, and as contemplated in, a Registration Statement, and that it will promptly notify the Company of any material changes in the information set forth in a Registration Statement furnished by or regarding such Buyer or its plan of distribution other than changes in the number of shares beneficially owned.

5. REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, each Buyer, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

6. EXPENSES OF REGISTRATION. All expenses of the Company incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company. All expenses of the Buyers incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, underwriting discounts and commissions and legal expenses incurred by any Buyer for review of any Registration Statement, shall be borne by the applicable Buyer.

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7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) The Company will indemnify, hold harmless and defend (i) each Buyer, (ii) the directors, officers, partners, managers, members, employees, agents and each person who controls each Buyer within the meaning of the Securities Act or the Exchange Act, if any, (iii) any underwriter (as defined in the Securities Act) for each Buyer in connection with an underwritten offering pursuant to Section 2(b) hereof, and (iv) the directors, officers, partners, managers, members, employees, agents and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder, in each case relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (A) shall not apply to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (B) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation; (C) shall not be available to the extent such Claim is based on a failure of the Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(e); and (D) shall not apply to amounts paid in settlement of any Claim if

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such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Buyer pursuant to Section 10 and shall be binding on any transferee.

(b) Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the reasonable opinion of counsel for a Buyer, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential material differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Indemnified Persons, and such legal counsel shall be selected by the Buyers. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c) Each Buyer will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, agents and each person who controls the Company within the meaning of the Securities Act or the Exchange Act, if any (each, a “Company Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Indemnity Claims”) to which any of them may become subject insofar as such Indemnity Claims arise out of or are based upon any Violation which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about such Buyer, where such information was furnished in writing to the Company by such Buyer expressly for inclusion in such Registration Statement. Such Buyer shall reimburse the Company Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, provided, however, that the indemnity agreement contained in this Section 7(c) and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer and which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Buyer shall be liable under this Section 7(c) for only that amount of a Claim as does not exceed the net amount of proceeds received by the Buyer as a result of the sale of Registrable Securities pursuant to such

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Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Person. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(c) with respect to any preliminary prospectus shall not inure to the benefit of any Company Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(d) Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against a Buyer under this Section 7, deliver to such Buyer a written notice of the commencement thereof, and such Buyer shall have the right to participate in, and, to the extent the Buyer so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Buyer and the Company Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that a Company Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the applicable Buyer, if, in the reasonable opinion of counsel for the Company, the representation by such counsel of the Company Indemnified Person and such Buyer would be inappropriate due to actual or potential material differing interests between such Company Indemnified Person and any other party represented by such counsel in such proceeding. A Buyer shall pay for only one separate legal counsel for the Company Indemnified Persons, and such legal counsel shall be selected by Company. The failure to deliver written notice to a Buyer within a reasonable time of the commencement of any such action shall not relieve the Buyer of any liability to the Company Indemnified Person under this Section 7, except to the extent that the Buyer is actually prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

8. CONTRIBUTION. To the extent any indemnification by the Company or a Buyer is prohibited or limited by law, each of the Company and each Buyer agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard, that (i) no Person that is guilty of fraudulent misrepresentation (within the meaning Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation; and (ii) contribution by a Buyer shall be limited in amount to the net amount of proceeds received by the Buyer from the sale of such Registrable Securities pursuant to a Registration Statement.

9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Buyers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Buyers to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

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(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to the Buyers, so long as the Buyers own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Buyers to sell such securities pursuant to Rule 144 without registration.

Each Buyer shall at all times comply with the restrictions on transfer contained in Section 8 of the Warrant, which provisions are hereby incorporated by reference and made a part hereof.

10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by each Buyer to any transferee of all or any portion of such Buyer’s Registrable Securities (provided such transfer is permitted under the applicable Warrant) if: (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event that a Buyer transfers all or any portion of its Registrable Securities pursuant to this Section, the Company shall have at least ten (10) Trading Days following the receipt of such notice to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415.

11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Buyers and the Company.

12. TERMINATION OF RIGHTS AND OBLIGATIONS. The obligations of the Company pursuant to the terms of this Agreement, other than the obligations set forth in Sections 6, 7, 8 and 13, shall terminate upon the date upon which all Registrable Securities held by a Buyer or issuable upon exercise of Warrants cease to be Registrable Securities.

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13. MISCELLANEOUS.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record or beneficially through a “street name” holder such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices required or permitted to be given under the terms hereof shall be in writing and shall be deemed given only if sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Arena Pharmaceuticals, Inc.

6166 Nancy Ridge Drive

San Diego, CA 92121

Fax: (858) 677-0065

Attn: General Counsel

With copy to:

Cooley Godward Kronish LLP

4401 Eastgate Mall

San Diego, CA 92121

Fax: (858) 550-6420

Attn: Steven M. Przesmicki, Esq.

If to a Buyer:

c/o Deerfield Capital, L.P.

780 Third Avenue, 37th Floor

New York, New York 10017

Fax: (212) 599-1248

Attn: Alexander Karnal

With a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022

Fax: (212) 940-8776

Attn: Mark I. Fisher, Esq.

Elliot Press, Esq.

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Each party shall provide notice to the other party of any change in address.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in either the state and federal courts sitting in the City of New York or City of San Diego, California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan and the City of San Diego, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(e) This Agreement, the Warrants and the Facility Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Warrants and the Facility Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement, which facsimile transmission shall be deemed an original thereof.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Buyers shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(l) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(m) In the event a Buyer shall sell or otherwise transfer any of such holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.

(n) There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.

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EXECUTION COPY

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Registration Rights Agreement to be duly executed as of the 17th day of June, 2009.

COMPANY:		BUYERS:

ARENA PHARMACEUTICALS, INC.		DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	/s/ Jack Lief	By:	/s/ James E. Flynn
Name:	Jack Lief	Name:	James E. Flynn
Title:	President and Chief Executive Officer	Title:	General Partner

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

		By:	/s/ James E. Flynn
		Name:	James E. Flynn
		Title:	General Partner

DEERFIELD PARTNERS, L.P.

		By:	/s/ James E. Flynn
		Name:	James E. Flynn
		Title:	General Partner

DEERFIELD INTERNATIONAL LIMITED

		By:	/s/ James E. Flynn
		Name:	James E. Flynn
		Title:	Director

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

		By:	/s/ James E. Flynn
		Name:	James E. Flynn
		Title:	General Partner

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

		By:	/s/ James E. Flynn
		Name:	James E. Flynn
		Title:	Director